                                 AMENDMENT NO. 3
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 3 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds amends, effective as of January 9, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to add three new portfolios - AIM V.I. Diversified Dividend Fund, AIM V.I. Global Equity Fund and AIM V.I. International Core Equity Fund; and

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 9, 2006.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 3
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
---------                                 -------------------------
AIM V.I. Aggressive Growth Fund           Series I shares
                                          Series II shares

AIM V.I. Basic Balanced Fund              Series I shares
                                          Series II shares

AIM V.I. Basic Value Fund                 Series I shares
                                          Series II shares

AIM V.I. Blue Chip Fund                   Series I shares
                                          Series II shares

AIM V.I. Capital Appreciation Fund        Series I shares
                                          Series II shares

AIM V.I. Capital Development Fund         Series I shares
                                          Series II shares

AIM V.I. Core Equity Fund                 Series I shares
                                          Series II shares

AIM V.I. Core Stock Fund                  Series I shares
                                          Series II shares

AIM V.I. Demographic Trends Fund          Series I shares
                                          Series II shares

AIM V.I. Diversified Dividend Fund        Series I shares
                                          Series II shares

AIM V.I. Diversified Income Fund          Series I shares
                                          Series II shares

AIM V.I. Dynamics Fund                    Series I shares
                                          Series II shares

AIM V.I. Financial Services Fund          Series I shares
                                          Series II shares

AIM V.I. Global Equity Fund               Series I shares
                                          Series II shares

AIM V.I. Global Health Care Fund          Series I shares
                                          Series II shares

AIM V.I. Government Securities Fund       Series I shares
                                          Series II shares

AIM V.I. Growth Fund                      Series I shares
                                          Series II shares

AIM V.I. High Yield Fund                  Series I shares
                                          Series II shares

AIM V.I. International Core Equity Fund   Series I shares
                                          Series II shares

AIM V.I. International Growth Fund        Series I shares
                                          Series II shares

AIM V.I. Large Cap Growth Fund            Series I shares
                                          Series II shares

AIM V.I. Leisure Fund                     Series I shares
                                          Series II shares

AIM V.I. Mid Cap Core Equity Fund         Series I shares
                                          Series II shares

AIM V.I. Money Market Fund                Series I shares
                                          Series II shares

AIM V.I. Premier Equity Fund              Series I shares
                                          Series II shares

AIM V.I. Real Estate Fund                 Series I shares
                                          Series II shares

AIM V.I. Small Cap Equity Fund            Series I shares
                                          Series II shares

AIM V.I. Small Cap Growth Fund            Series I shares
                                          Series II shares

AIM V.I. Technology Fund                  Series I shares
                                          Series II shares

AIM V.I. Utilities Fund                   Series I shares
                                          Series II shares"